Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            I, Michael L. Hirschey, Chief Executive Officer of OneSource Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of OneSource Technologies, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of OneSource Technologies, Inc.

         Date:  April 15, 2005                   /s/ Michael L. Hirschey
                                                 -------------------------------
                                                 Michael L. Hirschey
                                                 Chief Executive Officer



            I, Leonard J. Ksobiech, the Chief Financial Officer of OneSource Technologies, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of OneSource Technologies, Inc. on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of OneSource Technologies, Inc.

         Date: April 15, 2005                     /s/ Leonard J. Ksobiech
                                                  ------------------------------
                                                  Leonard J. Ksobiech
                                                  Chief Financial Officer